                                                                     EXHIBIT 4.1


-----------                         [GRAPHIC]                                   -----------
  NUMBER                                                                           SHARES
-----------                                                                     -----------
DR
-----------                                                                     -----------

                         DIGITAL IMAGING RESOURCES INC.                       SEE REVERSE FOR
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          CERTAIN DEFINITIONS

                                  COMMON STOCK                               CUSIP 25388U 10 2


--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT


is the owner of
--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $0.001
                     EACH OF DIGITAL IMAGING RESOURCES INC.

                              CERTIFICATE OF STOCK

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the By-laws and of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file in the office of the Transfer Agent), to all of which the holder by acceptance hereof assents.
         This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

         Dated:


                              DIGITAL IMAGING INC.
                                    CORPORATE
                                   SEAL 1979
                                    DELAWARE

         /s/ Maureen J. Cowell                        /s/ Theodore M. Swartwood
         ---------------------                        -------------------------
         SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:

            AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      TRANSFER AGENT
                                                       AND REGISTRAR

BY


                                                    Authorized Signature.

DIGITAL IMAGING RESOURCES INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF (GIFT)(TRANS) MIN ACT-__________Custodian ___________
TEN ENT - as tenants by the entireties                                    (Cust)               (Minor)
JT TEN  - as joint tenants with right of                                  under Uniform Gifts to Minors
          survivorship and not as
          tenants in common                                               Act____________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,_____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     ---------------------------------------

     ---------------------------------------

     ---------------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                  OF ASSIGNEE)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     _____________________________________________________________Attorney

     to transfer the said stock on the books of the within named Corporation with full powers of substitution in the premises.


     Dated________________


                       NOTICE: -------------------------------------------------
                               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER